SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


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[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Fields Aircraft Spares, Inc.
         _______________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

         _______________________________________________________________________
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                          FIELDS AIRCRAFT SPARES, INC.
                               2251-A Ward Avenue
                              Simi Valley, CA 93065

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 August 7, 1997


To the Shareholders of
Fields Aircraft Spares, Inc.:

         The 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Fields Aircraft Spares, Inc., a Utah corporation (the "Company"), will be held on Thursday, August 7, 1997, at 1:00 p.m. (local time), at the Radisson Simi Valley Hotel, 999 Enchanted Way, Simi Valley, California 93065, for the following purposes:

         1) to elect six (6) directors of the Company to serve until the next annual meeting of shareholders (or the expiration of their respective terms if a staggered Board is approved) or until their successors are duly elected;

         2)       increase  the  number of  authorized  common  shares  of   the
Company, par value $.05 per share (the "Common Shares"), from 2,000,000 to 5,000,000;

         3) amend the Company's Articles of Incorporation to provide for staggered terms of directors by dividing the Board of Directors into three groups;

         4)       approve the Company's 1997 Omnibus Stock Option Plan;

         5) ratify the selection by the Board of Directors of Moore Stephens Frazer & Torbet, Inc. as the independent auditors of the Company for the 1997 fiscal year; and

         6) to transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on Monday, June 16, 1997, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1996, a Proxy Statement, and a proxy card accompany this notice. These materials are first being sent to shareholders on or about July 1, 1997.

         Shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Annual Meeting even though you previously submitted a proxy card.

                                          By Order of the Board of Directors,


                                          Carlos Sedillo
                                          Secretary
Simi Valley, California
July 1, 1997

                          FIELDS AIRCRAFT SPARES, INC.
                               2251-A Ward Avenue
                              Simi Valley, CA 93065

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                     To Be Held on Thursday, August 7, 1997


         This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of Fields Aircraft Spares, Inc. (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board") for use at its 1997 Annual Meeting of Shareholders to be held on Thursday, August 7, 1997, at 1:00 p.m. (local time), at the Radisson Simi Valley Hotel, 999 Enchanted Way, Simi Valley, California 93065, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, the accompanying proxy card, and the Company's Annual Report on Form 10-KSB (the "Annual Report") for the fiscal year ended December 31, 1996 ("Fiscal 1996"), are first being mailed to shareholders on or about July 1, 1997. The Annual Report is not to be considered a part of the Company's proxy solicitation materials.

                            PURPOSE OF ANNUAL MEETING

         At the Annual Meeting, shareholders will be asked to (i) elect six (6) directors of the Company to serve until the next annual meeting of shareholders (or the expiration of their respective terms if a staggered Board is approved) or until their successors are duly elected and qualified; (ii) increase the number of authorized common shares of the Company, par value $.05 per share (the "Common Shares") from 2,000,000 to 5,000,000; (iii) amend the Company's Articles of Incorporation (the "Articles") to provide for staggered terms of directors by dividing the Board of Directors into three groups; (iv) approve the Company's 1997 Stock Option Plan; (v) ratify the selection by the Board of Directors of Moore Stephens Frazer & Torbet, Inc. as the independent auditors of the Company for the 1997 fiscal year ("Fiscal 1997"); and (vi) to transact such other business as may properly come before the Annual Meeting. For election of directors, those candidates receiving the most votes shall be elected, if a quorum exists. Action on items (ii), (iii), (iv), and (v) above will be approved by the shareholders if the number of votes cast for the action exceeds the number of votes cast against the action, and a quorum exists. The Board recommends a vote "FOR" (a) the election of the nominees for directors of the Company listed below, (b) the increase of the number of authorized Common Shares from 2,000,000 to 5,000,000, (c) the amendment of the Company's Articles to provide for staggered terms of directors, (d) the approval of the Company's 1997 Stock Option Plan, and (e) the ratification of Moore Stephens Frazer & Torbet, Inc. as the Company's auditors for Fiscal 1997.


                            QUORUM AND VOTING RIGHTS

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Shares is necessary to constitute a quorum at the Annual Meeting. Only shareholders of record at the close of business on Monday, June 16, 1997 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 1,877,131 Common Shares outstanding and entitled to vote. Holders of Common Shares as of the Record Date are entitled to one vote for each share held.

         All Common Shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted in favor of (i.e., "FOR") (i) the election of six (6) directors of the Company to serve until the next annual meeting of shareholders (or the expiration of their respective terms if a staggered Board is approved) or until their successors are duly elected and qualified, (ii) the increase of the number of authorized Common Shares from 2,000,000 to 5,000,000, (iii) the amendment of the Company's Articles to provide for staggered terms of directors,
(iv) the approval of the Company's 1997 Omnibus Stock Option Plan, and (v) the ratification of Moore Stephens Frazer & Torbet, Inc. as the Company's auditors for Fiscal 1997. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of a vote on matters identified in clause (i) above, although both will count towards the presence of a quorum. On the matters identified in clauses (ii), (iii), (iv), and (v) above, abstentions will have the same effect as votes against the proposal and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

         Under applicable Utah law, none of the holders of Common Shares are entitled to appraisal rights in connection with any proposal to be acted on at the Annual Meeting.

         Shareholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the shareholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

         The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors, and regular employees of the Company may solicit proxies by written communication, telephone, facsimile, or personal call. Such persons are to receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers, and other persons holding Common Shares in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to beneficial owners of Common Shares.

         The principal executive offices of the Company are located at 2251-A Ward Avenue, Simi Valley, California 93065, and its telephone number is (805) 583-0080.

                  SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND
                           PRINCIPAL SECURITY HOLDERS

         The following  table sets forth the  ownership of the Company's  Common
Shares by each person who owned of record, or was known to own beneficially, more than 5% as of May 22, 1997. As of May 22, 1997, there were 1,877,131 Common Shares and no preferred shares outstanding. As of May 22, there were options and warrants to acquire 419,665 Common Shares from the Company currently outstanding. The table also sets forth the present holdings of Common Shares by all officers and directors, individually and as a group.


Names and Addresses                       Number of Common       Percent of
Principal Shareholders                       Shares Owned*         Class**
----------------------                       -------------         --------
McDonnell Douglas Corporation                   564,194            30.06%
P.O. Box 516
McDonnell Blvd. at Airport Road
St. Louis, MO  63166-0516

Keusch & Merlo Invest A.G.                      233,100*           11.92
Bahnhofplatz 2
CH-8023 Zurich
Switzerland

James A., Jr. and Jeanette Duffield             110,500             5.89
2640 West 10th Place
Tempe, AZ  85281

Names and Addresses of
Officers and Directors

Peter Frohlich (1),(2)                           54,927             2.93
128 Mount Street
London W1Y5HA, U.K.

Alan M. Fields (1),(3)                           68,052             3.62
341 "A" Street
Fillmore, CA  93015-1931

Lawrence J. Troyna (1),(4)                       56,926             3.03
128 Mount Street
London W1Y5HA, U.K.

Leonard I. Fields (5)                            30,745             1.64
341 "A" Street
Fillmore, CA  93015-1931

Carlos Sedillo (1),(6)                           13,722            ***
341 "A" Street
Fillmore, CA  93015-1931

Neil E. O'Hara (7)                                8,001            ***
341 "A" Street
Fillmore, CA  93015-1931

Mary Sprouse  (1)                                15,908             **
530 Congress Avenue
Las Vegas, NV  89121

All officers, directors and nominee             234,693            12.50
as a group (6 persons)


* All shares are held beneficially and of record and each shareholder has sole voting and investment power unless otherwise noted. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the record date upon the exercise of options or warrants. The 233,100 shares reported for Keusch & Merlo Invest A.G. include warrants to acquire 77,700 shares at $6.25 per share, which are currently exercisable. Except for the warrants held by Keusch & Merlo Invest A.G., as of May 22, 1997, there were no options or warrants held by persons or entities listed in the table that were exercisable within 60 days.

** Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and exercisable in such period have been exercised.

***      Less than 1%.

(1)      Officer and Director of the Company

(2) Includes 9,927 shares held by Mr. Frohlich's spouse, Sylvia Frohlich and 10,000 shares held in the name of a nominee for Mr. Frohlich's benefit. In addition, Mr. Frohlich has an option to acquire 19,800 shares subject to vesting requirements, which includes the Company obtaining sales during a 12-month period of $7,500,000 and an average closing price for the Company's Common Shares for a three-month period of $6.00, $9.00 and $12.00, respectively, for each one-third of the options to vest. Vesting of the options may be accelerated in the event of certain changes of control of the Company. The option must vest by November 1998 and must be exercised within three years of vesting. Mr. Frohlich was also granted in April 1997 an option to acquire 30,000 Common Shares at a price of $6.25 per share.

(3) Includes 12,000 shares owned by Alan Fields' spouse, Nancy Fields. Does not include (a) 13,488 shares owned by Alan Fields's children through a trust created and funded by Leonard Fields and (b) approximately 47,154 shares owned by relatives of Alan Fields, including his father Leonard Fields, a director of the Company, and the estate of his uncle George Fields, who was a former director of the Company. In addition, Alan Fields has an option to acquire 19,800 shares subject to vesting requirements, which includes the Company obtaining sales during a 12-month period of $7,500,000 and an average closing price for the Company's Common Shares for a three-month period of $6.00, $9.00 and $12.00, respectively, for each one-third of the options to vest. Vesting of the options may be accelerated in the event of certain changes of control of the Company. The option must vest by November 1998 and must be exercised within three years of vesting. Mr. Fields was also granted in April 1997 an option to acquire 30,000 Common Shares at a price of $6.25 per share.

(4) Includes 10,000 shares owned by Mr. Troyna's spouse, Susan Troyna, and 10,000 shares held in the name of a nominee for Mr. Troyna's benefit. In addition, Mr. Troyna has an option to acquire 19,800 shares subject to vesting requirements, which includes the Company obtaining sales during a 12-month period of $7,500,000 and an average closing price for the Company's Common Shares for a three-month period of $6.00, $9.00 and $12.00, respectively, for each one-third of the options to vest. Vesting of the options may be accelerated in the event of certain changes of control of the Company. The option must vest by November 1998 and must be exercised within three years of vesting. Mr. Troyna was also granted in April 1997 an option to acquire 30,000 Common Shares at a price of $6.25 per share.

(5) Leonard Fields is a director of the Company. Includes 13,488 shares owned by Alan Fields' children through a trust created and funded by Leonard Fields. Mr. Fields disclaims beneficial ownership of such shares. Does not include approximately 102,429 shares owned by relatives of Leonard Fields, including his son Alan Fields, an officer and director of the Company, and the estate of his brother George Fields, who was a former director of the Company.

(6)      Includes 11,722 shares owned by an affiliated entity.

(7) Mr. O'Hara is an officer of the Company. In addition, Mr. O'Hara has an option to acquire 7,125 shares subject to vesting requirements, which includes the Company obtaining sales during a 12-month period of $7,500,000 and an average closing price for the Company's Common Shares for a three-month period of $6.00, $9.00 and $12.00, respectively, for each one-third of the options to vest. Vesting of the options may be accelerated in the event of certain changes of control of the Company. The option must vest by November 1998 and must be exercised within three years of vesting. Mr. O'Hara was also granted in April 1997 an option to acquire 4,000 Common Shares at a price of $6.25 per share.

(8) Ms. Sprouse is a nominee for Director. Includes 13,488 shares owned by Alan Fields' children through a trust created and funded by Leonard Fields. Ms. Sprouse has voting control of those shares.

                                PROPOSAL NO. 1 --
                              ELECTION OF DIRECTORS

Nominees

         At the Meeting, the shareholders will elect all directors to hold office until the annual meeting of shareholders in 1998 (or the expiration of their respective terms if a staggered Board is approved) or until their respective successors are duly elected and qualified. The Board currently consists of five members: Peter Frohlich, Alan M. Fields, Lawrence J. Troyna, Leonard I. Fields and Carlos Sedillo. There is currently one vacancy on the Board. The Board proposes that six directors, listed below as nominees, be elected as directors of the Company. Each nominee has consented to serve if elected to the Board. In the event that any nominee is unable to serve as a director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted "FOR" such substitute nominee as shall be designated by the Board to fill the vacancy.

         The names of the nominees, their ages at the Record Date and certain other information about them are set forth below:


NAME                             AGE          POSITION

Peter Frohlich                   55           Chairman and Chief Executive
                                              Officer of the Company; Chairman
                                              of FAS

Alan M. Fields                   45           President and Director of the
                                              Company; President, Director and
                                              Chief Executive Officer of FAS

Lawrence J. Troyna               53           Chief Financial Officer and
                                              Director of the Company; Chief
                                              Financial Officer, Secretary and
                                              Director of FAS

Leonard I. Fields                78           Director of the Company; Director
                                              of FAS

Carlos Sedillo                   55           General Counsel, Secretary and
                                              Director of the Company;
                                              Director of FAS

Mary Sprouse                     49           Nominee for Director of the
                                              Company


         Peter Frohlich is Chairman and Chief Executive Officer of the Company and Chairman of Fields Aircraft Spares Incorporated, a wholly owned subsidiary of the Company ("FAS"). Mr. Frohlich is a Certified Accountant in the United Kingdom with over 12 years experience in public accounting as a partner in a large accounting firm. From 1972 to 1980 he was Managing Director of a public company quoted on the London Stock Exchange. The company employed several thousand people and had annual sales of approximately $75,000,000. From 1980 until joining the Company in 1987, Mr. Frohlich was a consultant to a number of public and private companies advising on many aspects of corporate and fiscal matters, and on mergers and acquisitions with specific regard to refinancing and restructuring. Mr. Frohlich was appointed Chairman of the Company in 1987. He resigned as Chairman in 1989 but remained as a Director until resigning as a Director in February 1991. Mr. Frohlich was re-appointed a Director and Chairman of the Company in March 1992. From 1989 to 1991, Mr. Frohlich acted as an investment advisor to a substantial private group of companies. In 1991, Mr. Frohlich became Chairman of Tower Group plc, an unquoted United Kingdom public company. He was retained by a number of its shareholders to attempt to reorganize the company following multi million pound trading losses. After several months he concluded that the group should invite the bank to appoint a receiver and he resigned. Mr. Frohlich is a director of United Equity Holdings, PLC. If a staggered Board is approved, Mr. Frohlich will be a Class III director whose term will expire in 2000.

         Alan M. Fields is President and a Director of the Company, Director and Chief Executive Officer of FAS and has served in various capacities since 1992. From 1989 until 1991 Mr. Fields was a Vice-President and General Manager of Quantum Microsystems, Inc., a computer systems retailer. From 1985 until 1992, Mr. Fields acted as an independent sales consultant for several direct sales companies. His efforts on behalf of those companies resulted in the development of a combined sales force exceeding 5,000 direct salespersons, and monthly sales averaging an estimated $350,000. From 1982 until 1984 he was the Founder and President of Savers Tax Service. Mr. Fields was responsible for all operations of that company, which he built to over 2,000 clients and 17 offices. That company was sold in 1984. From 1982 until 1984 Mr. Fields was also the President and responsible for all operations of AFA Datashare Services, a computer data processing firm. That company was also sold in 1984. From 1980 until 1984 he was President, one of the founders, a minority shareholder and head of marketing of an income tax preparation firm which provided services to over 3,000 Amway distributors through 16 offices. In 1984, as a result of Amway corporation being subjected to major negative attacks by the media, the tax preparation firm was adversely effected resulting in a bankruptcy. Also, as an ongoing result of that business bankruptcy, Mr. Fields filed personal bankruptcy in 1992. Prior to entering the business world, Mr. Fields spent five years with the Internal Revenue Service as a Tax Auditor and Revenue Agent. Alan Fields is the son of Leonard Fields. If a staggered Board is approved, Mr. Fields will be a Class III director whose term will expire in 2000.

         Lawrence J. Troyna has served since 1992 as a Director and Chief Financial Officer of the Company and Chief Financial Officer, Secretary and Director of FAS. Mr. Troyna has a law degree and is a chartered accountant, and was an audit senior with Price Waterhouse before joining Greyhound Financial Corporation. He spent 17 years with Greyhound, where he rose to the position of Deputy Managing Director of Greyhound European Group. As the number "2" in Europe for this approximately $350,000,000 in assets company, Mr. Troyna was responsible for the marketing and business development of the company's investments in real estate, aviation and general equipment. He was also responsible for overall corporate control. From 1986 until joining the Company in 1988, Mr. Troyna was Chairman and Chief Executive Officer of Chigwell Properties Ltd., a United Kingdom real estate company. From 1989 to 1992 he took a leave of absence from the Company. During his three year absence from the Company, Mr. Troyna acted as a financial and real estate consultant to a number of private and public companies in the United Kingdom. If a staggered Board is approved, Mr. Troyna will be a Class II director whose term will expire in 1999.

         Leonard I. Fields has been a Director of the Company and a Director of FAS since January 1992. At various times since 1985, he has served in other capacities for the Company and its subsidiaries. Mr. Fields has a B.S. degree in Engineering, and has over 40 years of management and sales experience in the industrial supply field. He was a founder of Union Industrial Supply in 1953 and for thirty years was Executive Vice President of that company responsible for all day to day operations. Under his guidance, that company grew to yearly sales in excess of $5,000,000. Leonard Fields is the father of Alan Fields. If a staggered Board is approved, Mr. Fields will be a Class II director whose term will expire in 1999.

         Carlos Sedillo has been Secretary and a Director of the Company and a Director of FAS since 1987. Mr. Sedillo is an attorney and has an LLM in taxation law. He has practiced law for 31 years and specializes in business and tax matters. From 1987 until the present, he has served as General Counsel of the Company. From 1963 until 1974, Mr. Sedillo was President of Stewart Title and Trust Company. This firm, which was sold in 1974, provided title insurance services to clients in five states. From 1980 until 1984 Mr. Sedillo was associated with Alan Fields in the operation of Savers Tax Service, AFA Datashare Services and Alan Fields and Associates. From August 1989 to January 1992, he was the Secretary and a member of the Board of Directors of Quantum Microsystems, a company engaged in the retail sales of computer hardware and software. From 1989 until 1993, Mr. Sedillo was also an officer and a member of the Board of Directors of Aerobit International, Inc., a manufacturer of oil well drill bits, and of Graphic Arts Personnel, a personnel company specializing in temporary help for the printing industry. If a staggered Board is approved, Mr. Sedillo will be a Class I director whose term will expire in 1998.

         Mary Sprouse is an attorney and author. She has practiced law for 21 years and specializes in tax and business matters. Ms. Sprouse is the author of six books about taxes and personal finance. She is a contributing tax editor of MONEY magazine and a regular tax columnist for Your Company magazine. Ms. Sprouse is also a tax consultant to Intuit, a computer software firm, and appears as an adviser on TurboTax Deluxe, a tax preparation software program. Ms. Sprouse has been a national spokesperson for the American Express Gold Card and has starred in an infomercial for her book The MONEY Income Tax Handbook. Ms. Sprouse has made numerous appearances on television and radio, including the Today show and Good Morning America, and has been interviewed by and received publicity from The New York Times, The Los Angeles Times, The Washington Post, Business Week, Vogue, and People. Ms. Sprouse has been in private practice as a business and tax attorney since 1981. She was also President of Sprouse Kinney, Inc. (formerly Women's Tax Service, Inc.) from 1983 to 1986 and President of Investors Tax Service, Inc. (formerly Savers Tax Service) from 1984 to 1987. In 1982 and 1983, Ms. Sprouse served as General Counsel of Alan Fields & Associates, a tax preparation firm. She was also associated with Alan Fields in the operation of Savers Tax Service and purchased this business from Alan Fields

& Associates in 1984. If a staggered Board is approved, Ms. Sprouse will be a Class I director whose term will expire in 1998.

Board Committees and Meetings

         There  is  no  audit  committee,   compensation  committee,  nominating
committee or other committee of the Board of Directors.

         The Board held no regular or special meetings. The actions of directors
were  held  by  execution  of  unanimous   consents,   in  which  all  directors
participated.

Director Compensation

         Except as specifically provided herein, board members receive no fees for serving as members of the board of directors. However, board members may be reimbursed their expenses incurred in attending board meetings and the board of directors may in the future decide to pay directors' fees.


                               EXECUTIVE OFFICERS

         The following table sets forth (i) the names of the executive officers,
(ii) their ages at the Record Date and (iii) the capacities in which they serve the Company:

Name                    Age       Position(s) with the Company
----                    ---       ----------------------------

Peter Frohlich          55        Chairman and Chief Executive Officer
                                  and Director

Alan M. Fields          45        President and Director

Lawrence J. Troyna      53        Chief Financial Officer and Director

Carlos Sedillo          56        General Counsel, Secretary and Director

Neil E. O'Hara          43        Vice President of the Company


         See   "Proposal   No.   1  --   Election  of  Directors   -   Nominees"
for a description of the backgrounds of Messrs. Frohlich, Fields, Troyna and Sedillo.

         Neil E. O'Hara is a Vice-President of the Company and has concentrated on marketing and sales of the Company. Mr. O'Hara has over 18 years of management experience in aerospace. He graduated from Adelphi University in 1976 with a Bachelor of Science degree. Mr. O'Hara worked eight years for American Airlines, rising to the position of Senior Manager of Purchasing and Material. In that position he oversaw all purchases of interior class I equipment. He then spent eight years at Weber Aircraft, where at various times he held the positions of Manager of Marketing & Sales, Manager of New Product Development, and finally Director of Customer Services and Program

Management. While in that position, Mr. O'Hara was responsible for all spare parts sales and pricing and had total management control over new programs and new product development. At the Company, he is using his experience and contacts to expand our brokerage, distributorship and consignment programs.


                             MANAGEMENT COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three full fiscal years to the Company's Chief Executive Officer and to each of the Company's other executive officers whose annual salary and bonus for the year 1996 exceeded $100,000 (the "Named Executive Officers").

                                            Summary Compensation Table

                                   Annual Compensation                                      Long-Term Compensation Awards



                                                                                                             Securities
                                                                                            Restricted       Underlying
Name and Principal                                                      Other Annual        Stock            Stock
Position               Year         Salary($)         Bonus($)          Compensation($)     Awards($)        Options(#)

Peter Frohlich         1996(1)      $130,000          $12,500                                 --               --
Chairman and CEO       1995         $130,000            --                                    --             19,800(2)
                       1994         $130,000(3)       $28,000(4)                            $3,750(5)          --


Alan M. Fields         1996(1)      $130,000          $12,500           $2,800                --               --
President              1995         $130,000            --              $2,800                --             19,800(2)
                       1994         $130,000(6)       $28,000(4)(7)     $2,800              $3,750(5)(7)       --


Lawrence J. Troyna     1996(1)      $130,000          $12,500                                 --               --
Chief Financial        1995         $130,000            --                                    --             19,800(2)
Officer                1994         $130,000(3)       $28,000(4)                            $3,750(5)          --


Neil O'Hara            1996(8)      $ 83,252          $24,838           $6,000                --               --
Vice President         1995         $ 78,000          $23,625           $6,000                --             7,125
                       1994         $ 78,000          $27,662           $6,000              $500(9)


(1) Does not include $15,773 paid to Mr. Fields in 1996 and $2,500 paid to each of Mr. Frohlich and Mr. Troyna in 1996 for amounts earned in 1995. Does include salary of $7,500 earned by Mr. Fields in 1996 and $10,000 earned by each of Mr. Frohlich and Mr. Troyna in 1996, which has been paid in 1997. In addition, $10,000 bonus to each of the Current Executive Officers (as defined below) was earned in 1996 but will be paid in 1997. Does not include options to acquire 30,000 Common Shares at $6.25 per share granted in April 1997 to each of the Current Executive Officers which are not qualified stock options for federal tax purposes.

(2) Represents options granted pursuant to a Management Stock Option Plan, which is not a qualified stock option plan for federal tax purposes or purposes of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

(3) Reflects fees paid under the Consulting Agreements between the Company and Named Executive Officers prior to Named Executive Officers being employed by the Company.

(4) Represents bonus awarded in 1994, of which $20,000 was paid in 1994 and $8,000 was paid in 1995.

(5) Represents 15,000 shares awarded (after taking into account the 50 for 1 reverse stock split approved March 29, 1995). Based on a valuation of $.25 per share or a total value of approximately $3,750 for each award. At December 31, 1996, based on the closing market price of $4.75 per share, such shares had a total value of $71,250 for each award. These stock awards are fully vested.

(6) Reflects fees paid to Brimat International, Inc. pursuant to a Consulting Agreement terminated January 1, 1995. Alan Fields, President of the Company, is President of Brimat International, Inc., which is owned solely by his father, Leonard Fields.

(7) Paid or awarded to Alan Fields, individually, for services rendered in his capacity as President of Brimat International, Inc.

(8) Includes $5,000 bonus earned in 1996 but paid in 1997. Does not include options to acquire 4,000 Common Shares at $6.25 per share granted in April 1997, which are not qualified stock options for federal tax purposes.

(9) Represents 2,000 shares awarded (after taking into account the 50 for 1 reverse stock split approved March 29, 1995). Based on a valuation of $.25 per share or a total value of approximately $500. At December 31, 1996, based on the closing market price of $4.75 per share, such shares had a total value of $9,500. These stock awards are fully vested.

         The Company through FAS has a 401(k) plan and a retirement trust but no other retirement, pension or profit sharing plans for the benefit of the Company's officers, directors and employees. Each of the 401(k) plan and the retirement trust are defined contribution plans. The Company may, at its discretion, make matching contributions to the 401(k) plan. However, to date, no matching contributions have been made and the Company does not anticipate making any matching contributions until the Company achieves profitability. The Company does provide health insurance and life and disability insurance for its employees. The board of directors may recommend and adopt additional programs in the future for the benefit of officers, directors and employees.

Long-Term Incentive Plan Awards and Option Grants in Fiscal Year 1996

         The   Company  has  no  long-term  incentive   plan.  No  options  were
granted in fiscal year 1996.

Aggregated Option Exercises and Year-End Option Values in 1996

         The following table summarizes for the Named Executive Officers of the Company the number of stock options, if any, exercised during Fiscal Year 1996, the aggregate dollar value realized upon exercise, the total number of unexercised options held at December 31, 1996 and the aggregate dollar value of in-the-money unexercised options, if any, held at December 31, 1995. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. The value of unexercised, in-the-money options at December 31, 1996 is the difference between its exercise price and the fair market value of the underlying stock on December 31, 1996. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of the Common Shares on the actual date of exercise. There can be no assurance that these values will be realized. See "-Stock Option Plan" below for a description of the terms of the options.

                                  Aggregate Option Exercises in Fiscal Year 1996
                                            and Year-End Option Values


                                                          Number of Unexercised Options at      Value of Unexercised In-The-Money
                                                                                                      Options at 12/31/96(1)
                                                                     12/31/96


                       Shares Acquired       Value
        Name           on Exercise(#)     Realized($)     # Exercisable      Unexercisable        Exercisable         Unexercisable

Peter Frohlich              None              N/A             None              19,800                N/A               $ 34,650

Lawrence J. Troyna          None              N/A             None              19,800                N/A                34,650

Alan M. Fields              None              N/A             None              19,800                N/A                34,650

Neil O'Hara                 None              N/A             None              7,125                 N/A                12,469


(1) The closing bid price of the Common Shares on December 31, 1996 was $4.75. The exercise price of the options is $3.00.

Employment  Contracts  and  Termination  of  Employment  and   Change-In-Control
Arrangements.

         Effective January 1, 1995, the Board of Directors authorized the Company to enter into one-year Employment Agreements with each of Peter Frohlich, Lawrence Troyna, and Alan Fields (the "Current Executive Officers"), which are automatically renewable for additional one- year periods unless terminated by the executive officer or the Company at the end of the then current term. The terms of employment provide for a base salary to each of the Current Executive Officers of $143,000, which includes $13,000 payable only out of and to the extent of profits of the Company and was not paid in 1995. In addition, the Current Executive Officers were entitled to bonuses in calendar year 1995 of $41,800 payable only in the event that the Company achieved the minimum financial covenants established by the Company's principal lender. The minimum financial covenants were not achieved and these bonuses were not earned in 1995. The Current Executive Officers have been employed on these terms since January 1, 1995. However, formal employment agreements have not been executed by either the Company or any of its Current Executive Officers. The parties have agreed that the written consulting agreements between each Current Executive Officer and the Company, to the extent not inconsistent with the terms described in this paragraph, will document the terms of employment. The Company employed the Current Executive Officers on the same terms for 1996, except that the annual base salary was set at $157,300 with $27,300 payable only out of and to the extent of profits of the Company for 1996. Since the Company did not have profits in 1996, the $27,300 was not earned. However, a bonus equal to one-week's base salary was paid. In addition, the Current Executive Officers were entitled to bonuses in 1996 of $41,800 payable only in the event the Company achieved the minimum financial covenants established by the Company's principal lender. Since the minimum financial covenants were not achieved, these bonuses were not earned in 1996. However, the Current Executive Officers were awarded a bonus of $10,000 for their services in 1996, which will be paid in 1997. Effective November 29, 1995, the Current Executive Officers were each awarded an option to acquire 19,800 Common Shares of the Company at a purchase price of $3.00 per share pursuant to the Management Plan described below. The

Company has employed the Current Executive Officers for 1997 on the same terms as set forth above, except that the annual base salary is set at $157,000, with $17,000 payable only out of and to the extent of profits of the Company for 1997 and a one week bonus equal to one week's base salary. To the extent that the Company has pre-tax net income in 1997, each of the Current Executive Officers will be entitled to a bonus equal to 6.67% of pre-tax net income, up to a maximum of $41,800 each. Each Current Executive Officer is also entitled to one year's base salary if he is terminated for any reason other than cause. In April 1997, each of the Current Executive Officers was granted an option to acquire up to 30,000 Common Shares at $6.25 per share.

         The Company has not entered into any currently effective employment agreements other than the employment agreements described above.

Insider Participation in Compensation Decisions

         The Company has no compensation committee. Compensation decisions are made by the Board of Directors. Each of the Current Executive Officers is a member of the Board of Directors and participates in compensation decisions.

Stock Option Plans

         Effective November 29, 1995, the Company adopted a Management Stock Option Plan ("Management Plan") and an Employee Stock Option Plan ("Employee Plan"). Pursuant to the Management Plan, the Company has issued options to five individuals involved in the management of the Company to acquire up to 69,025 Common Shares of the Company at a purchase price of $3.00 per share subject to vesting requirements, which includes the Company obtaining sales during a 12-month period of $7,500,000 and an average closing price for the Company's Common Shares for a three-month period of $6.00, $9.00 and $12.00, respectively, for each one-third of the options to vest. The options must vest by November 1998 and must be exercised within three years of vesting. The first one-third of these options vested as of June 1, 1997. Pursuant to the Employee Plan, the Company has issued options to acquire 13,500 Common Shares of the Company to 20 employees of the Company at a purchase price of $3.00 per share subject to vesting requirements, which include the Company obtaining sales during a 12-month period of $7,500,000 and at least one year continued employment after the grant of the option. The options must vest by November 1998 and must be exercised within two years of vesting. These options vested as of June 1, 1997. Neither the Management Plan or the Employee Plan provide for any further options to be issued. In addition, neither the Management Plan or the Employee Plan is qualified for federal tax purposes or for purposes of Section 16 of the Exchange Act.

         Other than the 1997 Omnibus Stock Option Plan described below, the Company has not adopted any other incentive stock option or stock award plan. No options were granted by the Company to any of its officers, directors or employees during fiscal years 1994 and 1996. However, the Company has in the past paid bonuses to certain key employees through grants of Common Shares.

During calendar year 1994, the Company granted approximately 61,120 Common Shares to key employees of or consultants to the Company as bonus compensation. (3,056,002 shares prior to the 50 to 1 reverse stock split approved March 29, 1995.)

         On April 2, 1997, the Board of Directors authorized and granted stock options to key employees (including the Current Executive Officers) and directors providing for options to acquire an aggregate of 100,000 Common Shares at a price of $6.25 per share. Half of the options are exercisable on April 2, 1998 and the remainder are exercisable April 2, 1999. The options expire on April 2, 2000.

         On May 8, 1997, the Board of Directors adopted the Company's 1997 Omnibus Stock Option Plan to enable the Company to issue up to 100,000 Common Shares to key employees, directors and consultants, subject to shareholder approval. See "Proposal No. 4 -- Adoption of 1997 Omnibus Stock Option Plan."


                        TRANSACTIONS WITH RELATED PARTIES

         Except as set forth below, the Company has not entered into any transactions with officers and directors of the Company or their affiliates that may involve conflicts of interest or were other than arms' length transactions.

         During 1994, the Company was a party to a Consulting Agreement with Brimat International, Inc., Lawrence Troyna and Peter Frohlich. Pursuant to the agreement, an annual amount of approximately $130,000 was paid in consulting fees by the Company to each of Brimat International, Inc., Lawrence Troyna and Peter Frohlich during that fiscal year. Alan Fields, the President of the Company, is also President of Brimat International, Inc., which is owned by his father, Leonard Fields. The Consulting Agreements between the Company and Lawrence Troyna, Peter Frohlich and Brimat, Inc. were terminated effective January 1, 1995 at which time the Company authorized employment agreements with each of Lawrence Troyna, Peter Frohlich and Alan Fields. In addition, Alan Fields, Lawrence Troyna and Peter Frohlich received stock and cash bonuses in connection with the Consulting Agreements. See "Management Compensation."

         The Company paid approximately $27,700, $40,650 and $32,533 (on an estimated average conversion rate of $1.60 to each British Pound) during calendar years 1994, 1995 and 1996, respectively, to Belgravia Financial
Services Limited for rent, telephone and medical insurance expenses in connection with a sales office in London, England during 1994, 1995 and 1996. Amounts paid to Belgravia Financial Services Limited represent its actual costs, except that Belgravia Financial Services Limited pays a portion of rent expenses in London without reimbursement from the Company. Peter Frohlich and Lawrence Troyna are officers, directors and shareholders of Belgravia Financial Services Limited.

         During the three most recent full fiscal years, the Company has paid legal fees in the aggregate of approximately $64,000 to Carlos Sedillo. An additional $8,000 is owed to Mr. Sedillo for 1996 services but has not yet been paid. Mr. Sedillo serves as General Counsel and Secretary of the Company, and is also a director of the Company. In April 1997, the Company granted Mr. Sedillo an option to acquire 2,000 Common Shares of the Company.

                                PROPOSAL NO. 2 --
                   INCREASE OF SHARES AUTHORIZED FOR ISSUANCE

         The Company's shareholders are being asked to approve an increase from 2,000,000 to 5,000,000 in the number of Common Shares that the Company is authorized to issue, by amending the first sentence of Article IV of the Company's Articles of Incorporation to read as follows:

                  "Authorized Shares. The total number of shares of stock that the Corporation shall have authority to issue is 5,000,000 Common Shares, par value $.05 per share, and 50,000 Preferred Shares, $0.001 par value per share."

The Board of Directors has unanimously approved this proposal and recommends a favorable vote to the shareholders.

         The current number of authorized Common Shares is not adequate to cover existing commitments to issue Common Shares. In addition, the Board of Directors believes it to be desirable, for the flexibility of the Company in financial matters, to have additional Common Shares available for issue in transactions
(i) to finance the Company's business expansion, (ii) to be used for potential acquisitions, (iii) to take advantage of attractive business opportunities, (iv) to raise additional capital for the Company, (v) to provide stock dividends to shareholders in the discretion of the Board of Directors, and (vi) to otherwise further the Company's purposes, such as, but not limited to, stock splits, and grants of stock options, including the options granted in 1997 and pursuant to the 1997 Omnibus Stock Option Plan. The increase in shares authorized for issuance is not being proposed in connection with any pending acquisition.

         If the amendment is adopted, the Board of Directors would be authorized to issue the additional Common Shares in public or private transactions without further shareholder approval unless shareholder approval is required for a particular transaction by applicable laws or regulations. The rights and privileges of the additional Common Shares to be authorized will be identical to the rights and privileges of the presently authorized Common Shares.

         The  Company's   financial   statements  and  related  information  are
incorporated herein by reference to the Company's Form 10-KSB accompanying this Proxy Statement.

                                PROPOSAL NO. 3 --
                        APPROVAL OF AMENDMENT TO ARTICLES
                         OF INCORPORATION TO PROVIDE FOR
                          STAGGERED TERMS OF DIRECTORS

         The Company's Bylaws currently provide that the term of each Director shall begin immediately upon election and continue until the next annual meeting of shareholders until a successor shall have been elected or qualified. The Company's Shareholders are being asked to approve the amendment to Section VIII of the Company's Articles to add an additional paragraph, as set forth in Exhibit A, that provides for staggered terms of directors by dividing the Board of Directors into three groups, designated as Class I, Class II and Class III. Class I will initially consist of two directors, each to hold office until the annual meeting of shareholders in 1998; Class II will initially consist of two directors, each to hold office until the annual meeting of shareholders in 1999; Class III will initially consist of two directors, each to hold office until the annual meeting of shareholders in 2000; and in each case, until their successors are duly elected or until their earlier resignation, removal from office, or death. Starting with the 1998 annual meeting of shareholders one class of directors would be elected for a three-year term at each Annual Meeting, with the remaining continuing in office. The directors of each class would be as follows:

         Class I               Class II                     Class III

         Carlos Sedillo        Lawrence J. Troyna           Peter Frohlich
         Mary Sprouse          Leonard Fields               Alan Fields


         A staggered Board of Directors, which prevents more than one-third of the Board from being replaced at any one annual meeting, will help to assure the continuity and stability of the Company's management and policies since a majority of the directors will have prior experience as directors of the Company.

         The Board of Directors has unanimously approved this proposal and recommends a favorable vote to the shareholders.

Purposes and Effects of Proposal No. 3

         The purpose of Proposal No. 3 is to discourage certain types of activity that involve an actual or threatened change in control of the Company. Proposal No. 3 is designed to make it more difficult and time consuming to change majority control of the Board and thereby reduce the vulnerability of the Company to an unsolicited proposal for a takeover that does not contemplate the acquisition of all of the Company's outstanding shares or an unsolicited proposal for the restructuring or sale of all or part of the Company. As more fully discussed herein, the Board believes that, as a general rule, such takeover proposals are not in the best interests of the Company and its shareholders.

         There has been a recent trend toward the accumulation of substantial stock positions in public companies by third parties with a view toward using a control block of stock to force a merger, consolidation, restructuring or to force a corporation to repurchase a control block of stock at a premium. Such actions are taken without advance notice to, or consultation with, the board of directors or management of the corporation. In many cases, such third parties seek representation on the corporation's board of directors in order to increase the likelihood that their proposals will be implemented. If the corporation resists their efforts to obtain representation on the corporation's board, such parties may commence proxy contests to have themselves or their nominees elected to the board of directors in place of certain directors or the entire board. In some cases, the third party may not be interested in taking over the corporation, but uses the threat of a proxy fight or takeover bid as means of forcing the corporation to repurchase its holdings at a substantial premium over market price.

         The Board believes that the threat of removal of the Company's management in such situations would curtail management's ability to negotiate effectively with such purchasers. Management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company that may ultimately be undertaken.

         Proposal No. 3 would have the effect of making it more difficult to change the composition of the Board. A staggered Board upon which directors serve three-year terms requires at least two annual shareholder meetings in order to effect a change in control in the Board. At present, a change in control of the Board could be effected in one shareholder meeting.

         By stabilizing the composition of the Board, Proposal No. 3 is designed to encourage any person who might seek to acquire control of the Company to consult with the Company's Board and to negotiate the terms of any proposed business combination or tender offer. The Board believes that any takeover attempt or business combination in which the Company is involved should be thoroughly studied by the Company's management and its Board to assure that all of the Company's shareholders are treated fairly.

         Takeovers or changes in management of the Company that are proposed and effected without prior consultation and negotiation with the Company's Board and management may not necessarily be detrimental to the Company and its shareholders. The adoption of Proposal No. 3 could discourage or frustrate future attempts to acquire control of the Company that are not approved by the incumbent Board, but which a majority of shareholders may deem to be in their best interests. One of the effects of Proposal No. 3 may be to discourage prospective acquirors from making tender offers for, or open market purchases of, shares of the Company's Common Shares. Because tender offers are often made at a premium above market price, and large purchases made in the open market often result in temporary fluctuations in the market price of such shares, shareholders may be denied the opportunity to sell their shares at prices in excess of historic market prices if the proposed amendments discourage such tender offers or open market purchases. Proposal No. 3 if adopted, could also delay or frustrate the assumption of control by a holder of a large block of the

Company's shares or the removal of incumbent directors, even if shareholders considered such event to be beneficial. However, the Board feels that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals.

                                PROPOSAL NO. 4 --
                   ADOPTION OF 1997 OMNIBUS STOCK OPTION PLAN

         The Company's shareholders are being asked to approve the Company's 1997 Omnibus Stock Option Plan (the "Plan"). The Plan is set forth in full as Exhibit B to this proxy statement and is incorporated herein by reference.

         The Plan, which was approved by the Board of Directors on May 8, 1997, is designed to enable the Company to offer certain of its officers, employees, directors and consultants options to acquire equity interests in the Company thereby attracting, retaining, and rewarding such persons and strengthening the mutuality of interests between such persons and the Company's shareholders. The effectiveness of the Plan is subject to the approval of the shareholders, and upon approval, 100,000 Common Shares will become available for issuance under the Plan.

Administration

         The Plan is to be administered by the Company's Board of Directors and the Board may delegate responsibility to a committee comprised of two or more members of the Board in compliance with Rule 16b-3 under the Exchange Act (in either case, the "Administrator").

         The Administrator, subject to the provisions of the Plan, has the authority to determine and designate officers, employees, directors and consultants to whom options shall be awarded and the terms, conditions and restrictions applicable to each option (including, but not limited to, the number of options, the option price, the term of the option, any restriction or limitation affecting the exercisability of such option, any vesting schedule of such option and any forfeiture restrictions, which restrictions or limitations may be waived by the Administrator in its sole discretion).

Types of Awards

         The terms of options granted under the Plan are determined by the Administrator. The Administrator determines the eligible recipients, option price, the expiration date of the option (provided that no option is exercisable more than 10 years after the date the option is granted), the number of Common Shares to which the option pertains, any conditions relating to the exercise of the option and such other terms and conditions as the Administrator, in its sole discretion, shall determine. The Administrator will also specify whether the option is intended to be an incentive stock option ("ISO"), eligible for preferential tax treatment under Section 422 of the Code, or a non-qualified stock option.

         The option price per Common Share purchasable upon exercise of an option shall be determined by the Administrator at the time of grant. The option price for ISOs may not be less than the fair market value of the Common Shares on the date of grant. The option price for non-qualified stock options may not be less than 85% of the fair market value of the Common Shares on the date of grant. The option exercise price may be paid (i) in cash or by check payable to the Company, (ii) to the extent determined by the Administrator, in the form of Common Shares duly owned by the participant (and for which the participant has good title free and clear of any liens and encumbrances) or (iii) to the extent determined by the Administrator, by reduction in the number of Common Shares issuable upon such exercise, based, in each case, on the fair market value of the Common Shares on the last business day preceding the date of exercise. A participant is not deemed to be the holder of Common Shares, or to have the rights of a holder of Common Shares, with respect to Common Shares subject to an option, unless and until a stock certificate representing the Common Shares subject to an option is issued to the participant.

         The term of each option shall be fixed by the Administrator at the time of grant, but no option shall be exercisable more than 10 years after the date it is granted.

         Unless otherwise determined by the Administrator, in the event that a participant's employment with, or services as a director of or consultant to, the Company and all its subsidiaries terminates by reason of the death of the participant, any option held by such participant exercisable as of the date of death may be exercised by the legal representative of the participant's estate. Such option shall be exercisable until the earlier of one year after the date of death or until the expiration of the term of such option. Options not exercisable on the date of death shall be forfeited.

         Unless otherwise determined by the Administrator, in the event that a participant's employment with, or services as a director of or consultant to, the Company and all its subsidiaries terminates by reason of the disability of the participant, any option held by the participant that was exercisable on the date of such termination of employment may thereafter be exercised until the earlier of one year after the date of such termination or until the expiration of such option, and any option not exercisable on the date of termination of employment shall be forfeited. If the participant dies during the one year period, any unexercised options held by the participant may thereafter be exercised by the legal representative of the participant's estate until the earlier of one year after the date of death or until the expiration of the term of such option. If an ISO is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such option will be treated as a non-qualified option.

         Unless otherwise determined by the Administrator, if a participant's employment with, or services as a director of or consultant to, the Company and all of its subsidiaries terminates for retirement or any reason other than death, disability or termination for cause, any option that was exercisable on the date of such termination may be exercised within a period of three months from the date of termination or until the expiration of the stated term of such option, whichever period is shorter, and any option not exercisable on the date of termination of employment shall be forfeited.

         In the event of a termination for cause, any option that was not exercised prior to the date of such termination shall be forfeited.

         In the event of a Change of Control (as defined below), all outstanding options will immediately become fully exercisable, and upon payment by the participant of the option exercise price, and, if requested by the Company, a representation in writing that the participant is acquiring the Common Shares without a view to distribution thereof, a stock certificate representing the Common Shares covered thereby will be issued and delivered to the participant. A "Change of Control" means the occurrence of any of the following events: (i) the reorganization, merger or consolidation of the Company, (ii) the Company sells substantially all of its assets to a purchaser or (iii) shares of stock of the Company representing in excess of 50% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers, in any case, other than a transaction in which the Company or any subsidiary of the Company is the surviving corporation or the purchaser.

Eligibility

         Officers and other employees of the Company and its subsidiaries, and directors of and consultants for the Company and its subsidiaries are eligible to be granted stock options under the Plan. Directors who are not employees of the Company or one of its subsidiaries may not be granted incentive stock options. At present, no options have been granted under the Plan.

Shares Subject to the Plan

         The Plan provides for the issuance of options to purchase up to 100,000 Common Shares. Common Shares to be issued may be either authorized and unissued shares or issued Common Shares reacquired by the Company and held in treasury. The maximum number of Common Shares which may be issued under the Plan, the maximum number of Common Shares with respect to which options may be granted to any individual during any year, and the number and option prices of Common Shares subject to outstanding options are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Shares. Common Shares subject to options that expire, terminate, or are cancelled without being exercised in full may be reissued under the Plan.

Federal Income Tax Consequences

         The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

         Non-Qualified Stock Options. Under present Treasury regulations, an optionee who is granted a non-qualified stock option does not realize taxable income at the time the option is granted. In general, an optionee is subject to tax in the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company receives a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired is equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee realizes capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

         Incentive Stock Options. An optionee is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months (one year in the case of permanent and total disability) (or the estate of such an employee (the "employee's estate")) preceding exercise and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option (the "holding rule").

         If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee does not realize income upon exercise of the option and the Company is not allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee constitutes a long-term capital gain or a long-term capital loss, as the case may be.

         If the optionee meets the employment rule but fails to observe the holding rule (a "disqualifying disposition"), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise is recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any federal income tax in the event of a disqualifying disposition.

         Different consequences apply for optionees who pay the option price in whole or in part in the form of Common Shares and for optionees subject to the alternative minimum tax.

         Withholding. The Company has the right to reduce the number of Common Shares deliverable pursuant to the Plan by an amount which has a fair market value equal to the amount of all federal, state or local taxes to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to the participant.

Termination or Amendment

         Unless sooner terminated as provided below, the Plan shall terminate 10 years after its effective date and no options may be granted thereafter. Termination of the Plan will not affect options granted prior to such termination.

         The Board of Directors may at any time amend, discontinue or terminate the Plan or any part thereof; provided, however, that, unless otherwise required by law, the rights of a participant with respect to options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such participant and, provided further, that the Company will seek shareholder approval for any amendment, if necessary, to comply with the Code, Federal or state securities law or any other applicable rules or regulations.

         The Administrator may amend the terms of any outstanding option, prospectively or retroactively, provided that no such amendment may impair the rights of any holder without the holder's consent.

Approval of the Plan

         The Plan will become effective, assuming the existence of a quorum, if the number of votes cast for approval of the Plan exceeds the number of votes cast against approval. The Board of Directors has unanimously approved this proposal and recommends a favorable vote to shareholders.

                                PROPOSAL NO. 5 --
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed Moore Stephens Frazer & Torbet, Inc., independent certified public accountants, as auditors to examine the financial statements of the Company for Fiscal 1997 and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. Moore Stephens Frazer & Torbet, Inc. has served as the Company's auditors since 1991.

         A representative of Moore Stephens Frazer & Torbet, Inc. is expected to attend the Annual Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

         The Board of Directors has unanimously approved this proposal and recommends a favorable vote to the shareholders.

         In the event that the shareholders do not ratify the appointment of Moore Stephens Frazer & Torbet, Inc., the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year.

         It is understood that even if the selection of Moore Stephens Frazer & Torbet, Inc. is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company between January 1, 1996 and December 31, 1996, on year-end reports furnished to the Company after December 31, 1996 and on representations that no other reports were required, the Company has determined that during the last fiscal year all applicable 16(a) filing requirements were met except as follows:

         McDonnell Douglas Corporation filed a Form 3 on May 31, 1996, reporting a beneficial ownership in the Company. The Form 3 should have been filed on or before April 27, 1996.

         Alan Fields filed a Form 4 on August 12, 1996, reporting the purchase of 100 Common Shares of the Company during July 1996. The Form 4 should have been filed on or before August 10, 1996.

                              SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with regulations adopted by the SEC. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 annual meeting, they must be received by the Company not later than January 5, 1998. Such proposals should be addressed to the Company at 341-A Ward Avenue, Fillmore, CA 93015- 1931,
Attention: Alan M. Fields.

                                  OTHER MATTERS

         Management does not intend to present, and has no information as of the date of preparation of this Proxy Statement that others will present, any business at the Annual Meeting other than business pertaining to matters required to be set forth in the Notice of Annual Meeting and Proxy Statement. However, if other matters requiring the vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND IS BEING DELIVERED WITH THIS PROXY STATEMENT. COPIES OF EXHIBITS TO SUCH FORM 10-KSB WILL BE AVAILABLE UPON WRITTEN REQUEST FOR A REASONABLE FEE. DIRECT YOUR WRITTEN REQUEST TO FIELDS AIRCRAFT SPARES, INC., 2251-A WARD AVENUE, SIMI VALLEY, CA 93065, ATTENTION:
ALAN M. FIELDS; PHONE: (805) 583-0800.

                                    EXHIBIT A

                     AMENDMENT TO ARTICLES OF INCORPORATION
                         PROVIDING FOR A STAGGERED BOARD

         Article VIII of the Articles of Incorporation shall be amended by adding the following as the second paragraph:

                  The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1998 annual meeting of shareholders; the term of the initial Class II directors shall terminate on the date of the 1999 annual meeting of shareholders; and the term of the initial Class III directors shall terminate on the date of the 2000 annual meeting of shareholders. At each annual meeting of shareholders beginning in 1998, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as his or her predecessor.

                                    EXHIBIT B

                         1997 OMNIBUS STOCK OPTION PLAN


                          FIELDS AIRCRAFT SPARES, INC.

                         1997 OMNIBUS STOCK OPTION PLAN



                                    ARTICLE I

                                     Purpose

                  The purpose of the 1997 Omnibus Stock Option Plan (the "Plan") is to enable Fields Aircraft Spares, Inc., a Utah corporation (the "Company"), to offer to certain of its officers, employees, directors, and consultants options to acquire equity interests in the Company, thereby attracting, retaining, and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.


                                   ARTICLE II

                                   Definitions

                 For purposes of the Plan, the following terms shall have the following meanings:

                 2.1 "Administrator" shall mean the Board or, if the Board has delegated its responsibility to administer the Plan pursuant to Section 3.1, the committee of the Board to which such responsibility has been delegated.

                 2.2  "Board" shall mean the Board of Directors of the Company.

                 2.3 "Change of Control" shall mean the occurrence of any one of the following: (i) a reorganization, merger, or consolidation of the Company,
(ii) the Company sells substantially all its assets to a purchaser, or (iii) shares of stock of the Company representing in excess of 50% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers in any case other than in a transaction in which the Company or a subsidiary of the Company is the surviving corporation or the purchaser.

                 2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 2.5       "Common   Stock"  shall  mean the common  stock, $.05
par value per share, of the Company.

                 2.6 "Disability" shall mean a disability that results in a Participant's Termination of Employment with the Company, as determined pursuant to standard Company procedures.

                 2.7 "Effective Date" shall mean the date on which the Plan is adopted by the Board.

                 2.8 "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, on the Nasdaq SmallCap Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

                 2.9 "Incentive Stock Option" shall mean any Stock Option that is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                 2.10 "Non-Qualified Stock Option" shall mean any Stock Option that is not an Incentive Stock Option.

                 2.11 "Participant" shall mean an officer, employee, director or consultant to whom an Option has been granted under the Plan.

                 2.12 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI of the Plan.

                 2.13 "Termination for Cause" shall mean a Termination of Employment that has been designated as a "termination for cause" pursuant to standard Company procedures.

                 2.14  "Termination  of Employment"  shall mean, as appropriate,
(a) the termination of a Participant's employment with the Company and its subsidiaries for reasons other than a military or personal leave of absence granted by the Company, (b) termination of a Participant's consulting relationship with the Company or (c) termination of a Participant's service as a member of the Board.


                                   ARTICLE III

                                 Administration

                 3.1 The Administrator. The Plan shall be administered and interpreted by the Board; provided, however, that the Board may delegate this responsibility to a committee comprised of two or more members of the Board.

                 3.2 Awards. The Administrator shall have full authority to grant, pursuant to the terms of the Plan, Stock Options to persons eligible under Article V. In particular, the Administrator shall have the authority:

                           (a)      to select the officers, employees, directors
and consultants to whom Stock Options may from time to time be granted;

                           (b)      to  determine  whether  and  to what  extent
Stock Options are to be granted to one or more officers, employees, directors and consultants eligible to receive Options under Article V;

                           (c)      to determine  the   number   of  shares   of
Common Stock to be covered by each Option granted pursuant to Article VI; and

                           (d)      to   determine  the  terms  and  conditions,
not inconsistent with the terms of the Plan, of any Option granted under Article VI (including, but not limited to, the option price, the option term, installment exercise or waiting period provisions and provisions relating to the waiver or acceleration thereof).

                 3.3 Guidelines. Subject to Article VII hereof, the Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The
Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Administrator under this Section 3.3 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

                 3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Administrator arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all officers, employees, directors and consultants, and their respective heirs, executors, administrators, successors and assigns.


                                   ARTICLE IV

                                Share Limitation

                 4.1 Shares. The maximum aggregate number of shares of Common Stock that may be issued under the Plan is 100,000 (subject to increase or decrease pursuant to Section 4.2), which may be either authorized and unissued shares of Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

                 4.2 Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any individual during any year, and the number and option price of shares subject to outstanding Options, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.


                                    ARTICLE V

                                   Eligibility

                 5.1 Employees. Officers and other employees of the Company and its subsidiaries are eligible to be granted both Incentive Stock Options and Non-Qualified Stock Options under the Plan.

                 5.2 Directors and Consultants. Directors and consultants of the Company and its subsidiaries are eligible to be granted Non-Qualified Stock Options, but may not receive Incentive Stock Options unless they are employees of the Company or a subsidiary corporation within the meaning of Section 424 of the Code.


                                   ARTICLE VI

                             Grant of Stock Options

                 6.1 Grants. The Administrator shall have the authority to grant to any person, to the extent eligible under Article V, one or more Incentive
Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

                 6.2 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

                 6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                           (a)      Stock   Option   Certificate.    Each  Stock
Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify whether the Option is an Incentive Stock Option or a Non- Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                           (b)      Option  Price. The  option  price  per share
of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted if the Stock Option is intended to be an Incentive Stock Option and shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Non-Qualified Stock Option.

                           (c)      Option   Term.   The   term  of  each  Stock
Option shall be fixed by the Administrator at the time of grant, but no Stock Option shall be exercisable more than ten years after the date it is granted.

                           (d)      Exercisability.   Stock   Options  shall  be
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant, and subject to
Section 6.3(k); provided, however, that the Administrator may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Administrator shall deem appropriate in its sole discretion.

                           (e)      Method   of   Exercise.    Subject  to  such
installment exercise and waiting period provisions as may be imposed by the Administrator, Stock Options may be exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the aggregate option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested by the Company, by the representation described in Section 9.2. Payment of the option price may be made
(i) in cash or by check payable to the Company, (ii) to the extent determined by the Administrator on or after the date of grant, in shares of Common Stock duly owned by the Participant (and for which the Participant has good title, free and clear of any liens and encumbrances), or (iii) to the extent determined by the Administrator on or after the date of grant, by reduction in the number of shares of Common Stock issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Stock on the last business day preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

                           (f)      Death.  Unless  otherwise determined  by the
Administrator on or after the date of grant, in the event of a Participant's Termination of Employment by reason of death, any Stock Option held by such Participant which was exercisable on the date of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of death or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of death shall be forfeited.

                           (g)      Disability.   Unless  otherwise   determined
by the Administrator on or after the date of grant, in the event of a Participant's Termination of Employment by reason of Disability, any Stock Option held by such Participant that was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of one year after such date or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of

Termination of Employment shall be forfeited. If the Participant dies during such one-year period, any unexercised Stock Options held by the Participant at the time of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of the Participant's death or the expiration of the option term of such Stock Option. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                           (h)      Termination    of     Employment.     Unless
otherwise determined by the Administrator on or after the date of grant, in the event of a Participant's Termination of Employment by reason of retirement or for any reason other than death, Disability, or Termination for Cause, any Stock Option exercisable on the date of such Termination of Employment shall become fully exercisable, and may thereafter be exercised by the Participant until the earlier of three months after such date or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of Termination of Employment shall be forfeited.

                           (i)      Termination  for  Cause. In the event of   a
Termination for Cause, any Share Option held by the Participant which was not exercised prior to the date of such Termination for Cause shall be forfeited.

                           (j)      Change  of  Control.  In  the  event   of  a
Change of Control, all outstanding Stock Options shall immediately become fully exercisable, and upon payment by the Participant of the option price (and, if requested, delivery of the representation described in Section 9.2), a stock certificate representing the Common Stock covered thereby shall be issued and delivered to the Participant.

                           (k)      Non-Transferability of Options.   No   Stock
Option shall be transferrable by the Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

                           (l)      Incentive    Stock    Option    Limitations.
To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, the exercisability of such Stock Options shall be deferred until the following calendar year, or such Options shall be treated as Options which are not Incentive Stock Options, as determined by the Board.

                                    Should  any  of  the   foregoing  provisions
not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Board may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

                           (m)      Ten-Percent         Shareholder        Rule.
Notwithstanding any other provision of the Plan to the contrary, no Incentive Stock Option shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code), unless the option price is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option, by its terms, expires no later than five years after the date of grant.

                 6.4 Rights as Shareholder. A Participant shall not be deemed to be the holder of Common Stock, or to have any of the rights of a holder of Common Stock, with respect to shares subject to an Option, unless and until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.


                                   ARTICLE VII

                            Termination or Amendment

                 7.1 Termination or Amendment of Plan. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further, that the Company will seek the approval of the Company's shareholders for any amendment if such approval is necessary to comply with the Code, Federal or state securities law or any other applicable rules or regulations.

                 7.2 Amendment of Options. The Board may amend the terms of any Option previously granted, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent.

                                  ARTICLE VIII

                                  Unfunded Plan

                 8.1 Unfunded Status. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE IX

                               General Provisions

                 9.1 Nonassignment. Except as otherwise provided in the Plan, any Option granted hereunder and the rights and privileges conferred thereby may not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred thereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

                 9.2 Legend. The Company may require each person acquiring shares upon exercise of an Option to represent to the Company in writing that the Participant is acquiring the shares without a view to the distribution thereof. The stock certificates representing such shares may include any legend which the Company deems appropriate to reflect any restrictions on transfer.

                  All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                 9.3 Other Plans. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                 9.4 No Right to Employment. Neither the Plan nor the grant of any Option shall give any Participant or other employee, consultant or director any right with respect to continuance of employment, consulting relationship or directorship, as the case may be, with the Company or any subsidiary, nor shall the Plan impose any limitation on the right of the Company or any subsidiary by which a Participant is employed to terminate a Participant's employment or consulting relationship at any time. Neither the Plan nor the grant of any Option shall give any director the right to continue as a member of the Board or obligate the Company to nominate any director for reelection by the Company's shareholders.

                 9.5 Withholding of Taxes. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable upon exercise of an Option by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to the Participant, pursuant to the Plan or otherwise. In connection with such withholding, the Company may make such arrangements as are consistent with the Plan as it may deem appropriate.

                 9.6       Listing and Other Conditions.

                           (a)      If  the   Common   Stock  is  listed   on  a
national securities exchange or Nasdaq, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue any shares of Common Stock unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

                           (b)      If  at  any  time   counsel  to the  Company
shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Options, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                           (c)      Upon    termination   of   any   period   of
suspension under this Section 9.6, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                 9.7 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Colorado without regard to the conflict of law principles thereof.

                 9.8 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                 9.9 Liability of the Board. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

                 9.10 Costs. The Company shall bear all expenses incurred in administering the Plan, including expenses related to the issuance of Common Stock upon exercise of Options.

                 9.11 Severability. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

                 9.12      Successors.  The Plan  shall  be  binding   upon  and
inure to the benefit of any successor or successors of the Company.

                 9.13      Headings. Article  and  section  headings   contained
in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                                    ARTICLE X

                                  Term of Plan

                  10.1 Effective Date. The Plan shall be effective as of the Effective Date, but the grant of any Option hereunder is subject to the express condition that the Plan be approved by the shareholders of the Company within 12 months after the Effective Date.

                  10.2 Termination Date. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Options may be granted thereafter. Termination of the Plan shall not affect Options granted before such date.

                          FIELDS AIRCRAFT SPARES, INC.
                               2251-A Ward Avenue
                              Simi Valley, CA 93065

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 August 7, 1997

         The undersigned shareholder of Fields Aircraft Spares, Inc., a Utah corporation (the "Company"), revoking all previous proxies, hereby appoints each of Alan Fields and Peter Frohlich, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Company's 1997 Annual Meeting of Shareholders to be held on August 7, 1997, and at any adjournment(s) or postponement(s) thereof, all of the Common Shares, $.05 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.       Election of Directors:

         Peter Frohlich             FOR  [ ]      WITHHOLD AUTHORITY  [ ]
         Alan M. Fields             FOR  [ ]      WITHHOLD AUTHORITY  [ ]
         Lawrence J. Troyna         FOR  [ ]      WITHHOLD AUTHORITY  [ ]
         Leonard I. Fields          FOR  [ ]      WITHHOLD AUTHORITY  [ ]
         Carlos Sedillo             FOR  [ ]      WITHHOLD AUTHORITY  [ ]
         Mary Sprouse               FOR  [ ]      WITHHOLD AUTHORITY  [ ]

2. Increase in the number of the Company's authorized Common Shares from 2,000,000 to 5,000,000 shares:

                            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3. Amend Articles of Incorporation to provide for staggered terms of directors:

                            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4.       Approve the Company's 1997 Omnibus Stock Option Plan:

                            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

5. Ratify the selection by the Board of Directors of Moore Stephens Frazer & Torbet, Inc. as independent auditors of the Company for the 1997 fiscal year.
                            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF FIELDS AIRCRAFT SPARES, INC.

Dated:__________________, 1997


________________________        ________________________________________________
Signature of Shareholder        Print Name Exactly as shown on Share Certificate

________________________        ________________________________________________
Signature of Shareholder        Number of Shares

NOTE: Please date and sign this Proxy exactly as the names appear hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, all such persons should sign.

PLEASE MARK, SIGN AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.